UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2011
Sykes Enterprises, Incorporated
(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Suite 2800, Tampa, Florida	33602

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Six proposals described fully in the Sykes Enterprises, Incorporated (the “Company”) 2011 Proxy Statement were presented for approval at the Company’s 2011 Annual Meeting of Shareholders (the “Annual Meeting”) held on May 19, 2011. As of the record date, 46,700,248 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting 43,928,549 shares of common stock were represented in person or by proxy; therefore, a quorum was present.
The shareholders of the Company voted on the following six matters:
Proposal 1: Election of Directors
There were four Class I director positions up for election. The following persons were nominated and elected to serve as directors of the Company until the 2014 Annual Meeting of Shareholders: H. Parks Helms, Linda McClintock-Greco, M.D., James K. Murray, Jr. and James S. MacLeod. The voting results for each nominee were as follows:

Name	Votes For	Withheld	Broker Non-Votes
H. Parks Helms	41,600,590	951,940	1,376,019
Linda McClintock-Greco, M.D.	41,625,238	927,292	1,376,019
James K. Murray, Jr.	42,181,552	370,978	1,376,019
James S. MacLeod	41,757,408	795,122	1,376,019
Proposal 2: Advisory Vote to Approve Executive Compensation
The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2011 Proxy Statement, received the following votes:

Votes For	Votes Against	Abstained	Broker Non-Votes
41,266,466	1,134,373	151,691	1,376,019
Proposal 3: Advisory Vote on the Frequency of Advisory Votes to Approve Executive Compensation
The proposal to approve, on an advisory basis, the frequency with which shareholders will be provided an advisory vote on executive compensation, as disclosed in the 2011 Proxy Statement, received the following votes:

Every Year	Every Two Years	Every Three Years	Abstained	Broker Non-Votes
39,417,403	35,680	2,996,464	102,983	1,376,019
As the Company’s Board of Directors recommended, and a majority of the votes cast approved, the Company will submit executive compensation to the shareholders on an annual basis until the issue of the frequency of such vote is again brought before the shareholders.

Proposal 4: Approval of the Sykes Enterprises, Incorporated 2011 Equity Incentive Plan
The proposal to approve the Company’s 2011 Equity Incentive Plan, as disclosed in the 2011 Proxy Statement, received the following votes:

Votes For	Votes Against	Abstained	Broker Non-Votes
37,730,646	4,808,792	13,092	1,376,019
Proposal 5: Approval of Use of Certain Performance Criteria Under the Sykes Enterprises, Incorporated 2011 Equity Incentive Plan
The proposal to approve of the use of certain performance criteria under the Company’s 2011 Equity Incentive Plan, as disclosed in the 2011 Proxy Statement, received the following votes:

Votes For	Votes Against	Abstained	Broker Non-Votes
39,468,186	3,073,881	10,463	1,376,019
Proposal 6: Ratification of the Appointment of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending December 31, 2011 and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011 and express an opinion thereon, as disclosed in the 2011 Proxy Statement, received the following votes:

Votes For	Votes Against	Abstained	Broker Non-Votes
43,637,072	290,361	1,116	—
(Remainder of page intentionally left blank.)

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
Executive Vice President and
Chief Financial Officer

Date: May 20, 2011

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